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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: November 6, 1998
--------------------------------
(Date of earliest event reported)


                         Morgan Stanley Capital I Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                333-45467-01               13-3291626
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     (State or Other             (Commission             (I.R.S. Employer
     Jurisdiction of             File Number)           Identification No.)
      Incorporation)


                  1585 Broadway, New York, N.Y.               10036
--------------------------------------------------------------------------------
          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (212) 761-4000

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ITEM 5.  OTHER EVENTS.

         Attached as exhibits to this Current Report are certain property appraisals (the "Property Appraisals") furnished to the Registrant by Cushman & Wakefield of California, Inc. and HVS International (the "Appraisers") in respect of the Registrant's offering of the Commercial Mortgage Pass-Through Certificates, Series 1998-XL1 (the "Certificates").

         The Certificates were offered pursuant to a Prospectus and related Prospectus Supplement dated June 1, 1998 (together, the "Prospectus"), which was filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates were registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 033-45467) (the "Registration Statement"). The Registrant hereby incorporates the Property Appraisals by reference in the Prospectus and the Registration Statement.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Item 601(a) of Regulation
          S-K Exhibit No.         Description
          ---------------         -----------

               99.1               Appraisal for Wells Fargo Tower

               99.2               Appraisal for Hotel Del Coronado

                                      -2-

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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                            MORGAN STANLEY CAPITAL I INC.


                                            By: /s/ James E. Flaum
                                               -----------------------------
                                               Name:  James E. Flaum
                                               Title: Principal

Date: November 6, 1998

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                                 Exhibit Index
                                 -------------

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.        Description                                   Electronic (E)
-----------        -----------                                   --------------

    99.1           Appraisal for Wells Fargo Tower                     E

    99.2           Appraisal for Hotel Del Coronado                    E